                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                     ------------

                                       FORM 8-K


                                    CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  FEBRUARY 19, 1999


                                    COINSTAR, INC.
                  (Exact name of registrant as specified in charter)


             DELAWARE                  000-22555              91-3156448
   (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)             File Number)        Identification No.)


                                    COINSTAR, INC.
                                1800 - 114th Avenue SE
                              Bellevue, Washington 98004
                 (Address of principal executive offices) (Zip Code)



                                    (425)943-8000
                 (Registrant's telephone number, including area code)

ITEM 5.   FINANCING

     On February 19, 1999, Coinstar, Inc., a Delaware corporation ("Coinstar"), entered into a Credit Agreement with Imperial Bank, for itself and as agent of Bank Austria Creditanstalt Corporate Finance, Inc. ("Bank Austria" and, together with Imperial Bank, the "Lenders"). The Credit Agreement provides Coinstar with a credit facility of up to $25 million, consisting of revolving loans of $5 million from each of the Lenders, and term loans of $5 million from each of the Lenders. The amounts available under the term loans will increase to $7.5 million per Lender after CoinStar has satisfied certain debt ratios.

     In connection with the Credit Agreement, Coinstar issued to each of the Lenders a warrant to purchase 51,326 shares of its common stock. The exercise price for the warrants, which will expire on February 19, 2009, is $12.177 per share. Coinstar has agreed, pursuant to Registration Rights Agreements with the Lenders, to file a registration statement on Form S-3 to register the shares issuable upon exercise of the warrants within 60 days following the date on which Coinstar has satisfied all of its obligations under the Credit Agreement and the Lenders have no further obligation to make loans under the Credit Agreement (the "Termination Date"). Coinstar must use reasonable efforts to cause the registration statement to be declared effective no later than 120 days following the Termination Date and must keep the registration open for at least 45 days following the date the registration statement is declared effective.
The Registration Rights Agreements also obligate Coinstar to include the common stock issuable upon exercise of the warrants in certain registration statements it may file.

                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        COINSTAR, INC.



                                     By:     /s/ Kirk Collamer
                                        -----------------------------------
                                        Kirk Collamer
                                        Vice President and Chief Financial
                                        Officer



Dated:  March 2, 1999

                                    EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
-----------   ------------------------------------------------------------------
     4.1      Credit Agreement, dated February 19, 1999, between Coinstar,
              Inc. and Imperial Bank, for itself and as agent for Bank Austria
              Creditanstalt Corporate Finance, Inc.

     4.2      Form of Warrant, dated February 19, 1999, issued to Imperial
              Bank

     4.3      Form of Warrant, dated February 19, 1999, issued to Bank Austria
              Creditanstalt Corporate Finance, Inc.

     4.4      Registration Rights Agreement, dated February 19, 1999, between
              Coinstar, Inc. and Imperial Bank.

     4.5      Registration Rights Agreement, dated February 19, 1999, between
              Coinstar, Inc. and Bank Austria Creditanstalt Corporate Finance,
              Inc.

    99.1      Press Release, dated February 26, 1999.
